TIFF Investment Program (“TIP”)

Supplement dated January 22, 2016

to the TIFF Short-Term Fund Summary Prospectus dated April 30, 2015

This supplement provides new and additional information to the TIFF Short-Term Fund summary prospectus dated April 30, 2015. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following replaces the information under the heading “Portfolio Management” on page 3 of the Short-Term Fund summary prospectus:

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby Jessica Taranto	Chief Investment Officer Portfolio Manager	2015 2014

Please keep this supplement for future reference.

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